Exhibit 10.5

EXECUTION VERSION

AMENDMENT NO. 6, dated as of September 13, 2012 (this “Amendment”), to the Credit Agreement, dated as of July 27, 2010, as amended and restated on August 6, 2010, further amended and restated on September 21, 2010 and amended on September 28, 2010, February 17, 2011 and July 30, 2011 (as the same may be further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among TOMKINS, LLC (formerly known as Pinafore, LLC), a Delaware limited liability company (the “LLC Co-Borrower”), TOMKINS, INC. (formerly known as Pinafore, Inc.), a Delaware corporation (the “Corporate Co-Borrower” and, together with the LLC Co-Borrower, the “Borrower”), PINAFORE HOLDINGS B.V., a private limited liability company (besloten vennootschap) organized in the Netherlands, as Holdings, the Guarantors party thereto from time to time, CITIBANK, N.A., as Administrative Agent, L/C Issuer and Swing Line Lender, CITICORP USA, INC., as Collateral Agent, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED, as Syndication Agent, CITIGROUP GLOBAL MARKETS INC., MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED, BARCLAYS CAPITAL, RBC CAPITAL MARKETS and UBS SECURITIES LLC, as Joint Lead Arrangers and Joint Bookrunners, and CITIGROUP GLOBAL MARKETS INC., BARCLAYS BANK PLC, RBC CAPITAL MARKETS and UBS SECURITIES LLC, as Co-Documentation Agents. Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.

WHEREAS, the Borrower desires to amend the Credit Agreement on the terms set forth herein;

WHEREAS, Section 10.1 of the Credit Agreement provides that the Borrower and the Required Lenders may amend the Loan Documents;

NOW, THEREFORE, in consideration of the premises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

Section 1. Amendment. The Credit Agreement is hereby amended as follows:

(a) The following definitions are hereby added in the appropriate alphabetical order to Section 1.01 of the Credit Agreement:

“Asset Sale Date” means March 13, 2013.

“Retained Identified Business Prepayment Amount” means, at any time, an amount, not less than zero in the aggregate, determined on a cumulative basis equal to:

(a)	the aggregate amount of Identified Business Prepayment Declined Proceeds at such time, minus

(b)

the aggregate amount of (i) Restricted Payments made pursuant to Section 7.06(p) and (ii) prepayments, redemptions, purchases, defeasances and other payments in respect of Junior Financings made pursuant to Section

7.12(a)(vi), in each case made prior to such time and solely to the extent that (A) the aggregate amount of such Restricted Payments, prepayments, redemptions, purchases defeasances and other payments described in this clause (b) exceed (x) the aggregate amount of Net Proceeds from the Disposition of any Identified Business consummated on or prior to the Asset Sale Date minus (y) the aggregate amount of Identified Business Prepayment Declined Proceeds retained from any Identified Business Prepayment made with the Net Proceeds from the Disposition of any Identified Business consummated on or prior to the Asset Sale Date or (B) in the case of clause (ii), the Total Leverage Ratio (as determined in accordance with Section 7.12(a)(vi) at the time such prepayment, redemption, purchase, defeasance or other payment was made) exceeded 3.00 to 1.00.

“Identified Businesses” means each of the Air Distribution and Dexter Axle business segments of Holdings and its Subsidiaries and any direct or indirect parent thereof so long as such parent has no assets other than its Equity Interests in such Identified Business.

“Identified Business Prepayment” means any prepayment of Term Loans made pursuant to Section 2.05(a) or (b)(ii) with the Net Proceeds of any Disposition of an Identified Business.

(b) The definition of “Total Leverage Ratio” in Section 1.01 of the Credit Agreement is hereby deleted and replaced in its entirety with the language set forth below:

“Total Leverage Ratio” means, with respect to any Test Period, the ratio of (a) Consolidated Total Debt (it being understood that for purposes of determining compliance with Section 7.10(a), such date of determination shall be the last day of the applicable Test Period) minus the aggregate amount of cash and Cash Equivalents (other than Restricted Cash) that is held by Holdings and its Restricted Subsidiaries as of the last day of such Test Period free and clear of all Liens, other than nonconsensual Liens permitted by Section 7.01 and Liens permitted by Sections 7.01(a), (k), (p), (q)(i) and (ii), (y) and (z), in an amount not to exceed (i) $100,000,000 plus (ii) (except for purposes of determining compliance with Section 7.10(a)) the Retained Identified Business Prepayment Amount on such date of determination (as set forth in a certificate of a Responsible Officer of the Borrower calculating in reasonable detail the Retained Identified Business Prepayment Amount at such time) to (b) Consolidated EBITDA for such Test Period.

(c) Section 2.05(b)(ii) of the Credit Agreement is hereby amended by replacing the “or (r)” at the end of the parenthetical in clause (1) thereof with “, (r) or, solely in the case of any Disposition of an Identified Business consummated on or prior to the Asset Sale Date, (s)”.

(d) Section 2.05(b)(viii) of the Credit Agreement is hereby deleted and replaced in its entirety with the language set forth below:

“(viii) The Borrower shall notify the Administrative Agent in writing of any mandatory prepayment of Term Loans required to be made pursuant to clause (ii) of this Section 2.05(b) or any Identified Business Prepayment at least four (4) Business Days prior to the date of such prepayment. Each such notice shall specify the date of such prepayment and provide a reasonably detailed calculation of the amount of such prepayment. The Administrative Agent will promptly notify each Appropriate Lender of the contents of the Borrower’s prepayment notice and of such Appropriate Lender’s Pro Rata Share of the prepayment. Each Term Lender may reject all or a portion of its Pro Rata Share of any prepayment of Term Loans required to be made pursuant to clause (ii) of this Section 2.05(b) (such declined amounts (excluding any Identified Business Prepayment Declined Proceeds), the “Declined Proceeds”) or any Identified Business Prepayment (such declined amounts, the “Identified Business Prepayment Declined Proceeds”) by providing written notice (each, a “Rejection Notice”) to the Administrative Agent and the Borrower no later than 5:00 p.m. one (1) Business Day after the date of such Lender’s receipt of notice from the Administrative Agent regarding such prepayment. Each Rejection Notice from a given Lender shall specify the percentage (if less than all) of its Pro Rata Share of the prepayment of Term Loans to be rejected by such Lender. If any Term Lender provides such Rejection Notice but fails to specify the amount of such prepayment to be rejected, such Lender shall be deemed to have rejected 100% of its Pro Rata Share of such prepayment. If a Term Lender fails to deliver a Rejection Notice to the Administrative Agent within the time frame specified above, such failure will be deemed an acceptance of the total amount of such prepayment of Term Loans. Any Declined Proceeds or Identified Business Prepayment Declined Proceeds shall be retained by the Borrower.”

(e) Section 7.05 of the Credit Agreement is hereby amended by (i) deleting the word “and” at the end of clause (q) thereof, (ii) replacing the “.” at the end of clause (r) thereof with “; and” and (iii) inserting a new clause (s) immediately following clause (r) as follows:

“(s) the Disposition of all or any portion of any Identified Business of Holdings and its Subsidiaries and any direct or indirect parent thereof so long as such parent has no assets other than its Equity Interests in such Identified Business; provided that (i) at the time of such Disposition (other than any such Disposition made pursuant to a legally binding commitment entered into at a time when no Default exists), no Default shall exist or would result from such Disposition and (ii) such Disposition shall be for no less than the fair market value of such property at the time of such Disposition”

(f) Section 7.06 of the Credit Agreement is hereby amended by (i) deleting the word “and” at the end of clause (n) thereof, (ii) replacing the “.” at the end of clause (o) thereof with “; and” and (iii) inserting a new clause (p) immediately following clause (o) as follows:

“(p) Holdings may make Restricted Payments in an aggregate amount not to exceed the sum of (x) the aggregate amount of Net Proceeds from the Disposition of any Identified Business consummated on or prior to the Asset Sale Date plus (y) the aggregate amount of Identified Business Prepayment Declined Proceeds in connection with the

Disposition of any Identified Business consummated after the Asset Sale Date minus (z) the aggregate principal amount of Junior Financings prepaid, redeemed, purchased or otherwise paid pursuant to Section 7.12(a)(vi); provided that (i) the Total Leverage Ratio determined on a Pro Forma Basis (but excluding any reduction in the Retained Identified Business Prepayment Amount as a result of such Restricted Payment solely for the purpose of calculating such Total Leverage Ratio (it being understood that any change in the actual amount of cash and Cash Equivalents as a result of such Restricted Payment shall be given pro forma effect)) as of the last day of the most recently ended Test Period for which financial statements were required to have been delivered pursuant to Section 6.01(a) or (b), as applicable, as if such Restricted Payment had been made on the last day of such four quarter period, would not exceed 3.00 to 1.00 and (ii) no Default has occurred and is continuing or would result therefrom.”

(g) Section 7.12(a) of the Credit Agreement is hereby amended by (i) deleting the word “and” at the end of clause (iv) thereof, (ii) replacing the “.” at the end of clause (v) thereof with “, and” and (iii) inserting a new clause (vi) immediately following clause (v) as follows:

“(vi) prepayments, redemptions, purchases, defeasances and other payments in respect of Junior Financings prior to their scheduled maturity (X) pursuant to an Asset Sale Offer (as defined in the Second Lien Notes Documentation) of the Second Lien Notes at a purchase price no greater than par with Excess Proceeds (as defined in the Second Lien Notes Documentation) from the Disposition of any Identified Business consummated on or prior to the Asset Sale Date; or (Y) in an aggregate amount under this clause (Y) not to exceed the Retained Identified Business Prepayment Amount at such time (as set forth in a certificate of a Responsible Officer of the Borrower calculating in reasonable detail the Retained Identified Business Prepayment Amount both immediately prior and after giving effect to such prepayment, redemption, purchase, defeasance or other payment); or (Z) so long as the Total Leverage Ratio determined on a Pro Forma Basis as of the last day of the most recently ended Test Period for which financial statements were required to have been delivered pursuant to Section 6.01(a) or (b), as applicable, as if such prepayment, redemption, purchase, defeasance or other payment in respect of Junior Financings had been made on the last day of such four quarter period, would not exceed 3.00 to 1.00; provided that (I) the aggregate amount of all such prepayments, redemptions, purchases, defeasances and other payments in respect of Junior Financings under this clause (vi) does not exceed the sum of (x) the aggregate amount of Net Proceeds from the Disposition of any Identified Business consummated on or prior to the Asset Sale Date plus (y) the aggregate amount of Identified Business Prepayment Declined Proceeds in connection with the Disposition of any Identified Business consummated after the Asset Sale Date minus (z) the aggregate amount of Restricted Payments made pursuant to Section 7.06(p) and (II) at the earlier of (A) any such prepayment, redemption, purchase, defeasance or other payment in respect of Junior Financings and (B) the making of any irrevocable offer to make such prepayment, redemption, purchase, defeasance or other payment in respect of Junior Financings, no Default has occurred and is continuing or would result therefrom.”

Section 2. Effectiveness. The terms and conditions of this Amendment shall become effective as part of the terms and conditions of the Credit Agreement for any and all purposes on the first date (the “Amendment Effective Date”) on which the following conditions have been satisfied:

(i) The Administrative Agent (or its counsel) shall have received from (i) the Borrower, (ii) the Required Lenders and (iii) the Administrative Agent, either (x) counterparts of this Amendment signed on behalf of such parties or (y) written evidence reasonably satisfactory to the Administrative Agent (which may include facsimile or other electronic transmissions of signed signature pages) that such parties have signed counterparts of this Amendment.

(ii) The Administrative Agent shall have received from the Borrower a consent fee payable in Dollars for the account of each Lender that has returned an executed counterpart to this Amendment to the Administrative Agent at or prior to 5:00 p.m., New York City time on Wednesday, September 12, 2012 (the “Consent Deadline” and each such Lender, a “Consenting Lender”) equal to 0.10% of the aggregate principal amount of the Loans and Commitments held by such Consenting Lender as of the Consent Deadline.

(iii) The Agents shall have received, in immediately available funds, payment or reimbursement of all costs, fees, out-of-pocket expenses, compensation and other amounts then due and payable in connection with this Amendment or pursuant to Section 10.04 of the Credit Agreement, including, to the extent invoiced at least one Business Day prior to the Amendment Effective Date, the reasonable fees, charges and disbursements of counsel for the Administrative Agent.

(iv) Each Loan Party set forth on Schedule I hereto shall have entered into a reaffirmation agreement, in form and substance reasonably satisfactory to the Administrative Agent.

Section 3. Effect of Amendment. (a) Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of, the Lenders or the Agent-Related Persons under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to establish a precedent for purposes of interpreting the provisions of the Credit Agreement or entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. This Amendment shall apply to and be effective only with respect to the provisions of the Credit Agreement and the other Loan Documents specifically referred to herein.

(b) On and after the Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import, and each reference to the Credit Agreement, “thereunder”, “thereof”, “therein” or words of like import in any other Loan Document, shall be deemed a reference to the Credit Agreement, as amended hereby. This Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.

Section 4. Representation and Warranties.

(a) The representations and warranties of each Loan Party set forth in the Loan Documents are, after giving effect to this Amendment on such date, true and correct in all material respects on and as of the Amendment Effective Date with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date

(b) After giving effect to this Amendment and the transactions contemplated hereby on the relevant date, no Default or Event of Default has occurred and is continuing on the Amendment Effective Date.

Section 5. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. The provisions of Sections 10.15, 10.16 and 10.17 of the Credit Agreement shall apply to this Amendment to the same extent as if fully set forth herein.

Section 6. Costs and Expenses. To the extent contemplated by Section 10.04 of the Credit Agreement, the Borrower agrees to reimburse the Administrative Agent for its reasonable out of pocket expenses in connection with this Amendment and the transactions contemplated hereby, including the reasonable fees, charges and disbursements of Cahill Gordon & Reindel LLP, counsel for the Administrative Agent, the Joint Bookrunners and Joint Lead Arrangers.

Section 7. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Delivery of any executed counterpart of a signature page of this Amendment by facsimile transmission or other electronic imaging means shall be effective as delivery of a manually executed counterpart hereof.

Section 8. Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

TOMKINS, LLC

By:	/s/ John W. Zimmerman
	Name:	John W. Zimmerman
	Title:	Authorized Representative

TOMKINS, INC.

By:	/s/ John W. Zimmerman
	Name:	John W. Zimmerman
	Title:	Authorized Representative

CITIBANK, N.A., as Administrative Agent and a Lender

By:	/s/ Caesar W. Wyszomirski
	Name:	Caesar W. Wyszomirski
	Title:	Vice President

SCHEDULE I

Reaffirmation Agreement Parties

ACD TRIDON (HOLDINGS) LIMITED

ACD TRIDON INC.

AIR SYSTEM COMPONENTS, INC.

AIR SYSTEMS COMPONENTS INVESTMENTS CHINA LIMITED

AQUATIC CO.

AQUATIC TRUCKING CO.

BETA NACO LIMITED

BRITISH INDUSTRIAL VALVE COMPANY LIMITED

BROADWAY MISSISSIPPI DEVELOPMENT, LLC

BUFFALO HOLDING COMPANY

CARRIAGE HOUSE FRUIT COMPANY

CONERGICS CORPORATION

DEXTER AXLE ACQUISITION CORP.

DEXTER AXLE COMPANY

DEXTER AXLE TRUCKING COMPANY

DEXTER CHASSIS GROUP, INC.

DU-TEX PROPERTIES, LLC

E INDUSTRIES, INC.

EASTERN SHEET METAL, INC.

EIFELER MASCHINENBAU GMBH

FBN TRANSPORTATION, INC.

GATES AUTO PARTS HOLDINGS CHINA LIMITED

GATES BRONCO HOLDINGS CORP.

GATES DEVELOPMENT CORPORATION

GATES ENGINEERING & SERVICES LTD.

GATES ENGINEERING & SERVICES UK HOLDINGS LIMITED

GATES E&S NORTH AMERICA, INC.

GATES FLEXIMAK LTD.

GATES FLUID POWER TECHNOLOGIES INVESTMENTS LIMITED

GATES HOLDING GMBH

GATES HOLDINGS LIMITED

GATES INTERNATIONAL HOLDINGS, LLC

GATES MECTROL GMBH

GATES MECTROL, INC.

GATES POWER TRANSMISSION EUROPE BVBA

H HEATON LIMITED

HART & COOLEY TRUCKING COMPANY

HART & COOLEY, INC.

HYTEC, INC.

KOCH FILTER CORPORATION

MONTISK INVESTMENTS NETHERLANDS C.V.

NRG INDUSTRIES, INC. NKA RUSKIN ROOFTOP STSTEMS, INC.

OLYMPUS (ORMSKIRK) LIMITED

RUSKIN AIR MANAGEMENT LIMITED

RUSKIN COMPANY

RUSKIN COMPANY CANADA INC.

RUSKIN SERVICE COMPANY

SCHRADER INVESTMENTS LUXEMBOURG S.À R.L.

SELKIRK AMERICAS, L.P.

SELKIRK CANADA HOLDINGS, L.P.

SELKIRK CORPORATION

SELKIRK IP L.L.C.

SHIITAKE LIMITED

ST. AUGUSTINE REAL ESTATE HOLDING LLC

STAYTON REAL ESTATE HOLDINGS LLC

THE GATES CORPORATION

TOMKINS AMERICAN INVESTMENTS S.À R.L.

TOMKINS AUTOMOTIVE CANADA LIMITED

TOMKINS AUTOMOTIVE COMPANY, S.À R.L.

TOMKINS AUTOMOTIVE HOLDING CO.

TOMKINS BUILDING PRODUCTS, INC.

TOMKINS ENGINEERING LIMITED

TOMKINS FINANCE LIMITED

TOMKINS FINANCE LUXEMBOURG LIMITED

TOMKINS FUNDING LIMITED

TOMKINS HOLDINGS LUXEMBOURG, S.À R.L.

TOMKINS INDUSTRIES, INC.

TOMKINS INVESTMENT COMPANY S.À R.L.

TOMKINS INVESTMENTS CHINA LIMITED

TOMKINS INVESTMENTS LIMITED

TOMKINS LIMITED

TOMKINS LUXEMBOURG S.À R.L.

TOMKINS MAURITIUS COMPANY LIMITED

TOMKINS OVERSEAS COMPANY

TOMKINS OVERSEAS HOLDINGS S.À R.L.

TOMKINS OVERSEAS INVESTMENTS LIMITED

TOMKINS PENSION SERVICES LIMITED

TOMKINS SC1 LIMITED

TOMKINS STERLING COMPANY

TOMKINS TREASURY (CANADIAN DOLLAR) COMPANY

TOMKINS TREASURY (DOLLAR) COMPANY

TOMKINS TREASURY (EURO) COMPANY

TOMKINS U.S., L.P.

TRICO PRODUCTS (DUNSTABLE) LIMITED

TRION (DEUTSCHLAND) GMBH

WALTHAM REAL ESTATE HOLDING CO.

WILLER & RILEY LIMITED